United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 19, 2018

Date of Report (Date of earliest event reported)

M I Acquisitions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Magna Management LLC 40 Wall Street, 58th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 491-4240

N/A ___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending transaction between Priority Holdings, LLC (“Priority”), M I Acquisitions, Inc. (“M I”) and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction between Priority and M I, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions contemplated by the contribution agreement between M I and Priority dated February 26, 2018, as subsequently amended and restated on March 26, 2018 and April 17, 2018 (the “Purchase Agreement”). The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the Purchase Agreement by the stockholders of M I was not obtained; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (iii) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Priority or M I; (iv) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (v) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of M I’s common stock; (vi) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Priority and M I to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (vii) risks related to successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction.

A further list and description of risks and uncertainties can be found in M I’s Annual Report on Form 10-K for the fiscal year ending December 31, 2017 that M I filed with the SEC and in the Definitive Proxy Statement that M I filed with the SEC, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and M I, Priority, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

M I Acquisitions, Inc. (“M I”) held a Special Meeting of Stockholders (the “Special Meeting”) on July 19, 2018 at 10:00 a.m. local time at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154. Summarized below are the results of the matters voted on at the Special Meeting.

Matters Voted On	For	Against	Abstain
Approve the authorization for the Company to acquire all of the issued and outstanding equity interests of Priority Holdings, LLC (“Priority”), as provided for in the Contribution Agreement, dated as of February 26, 2018, as amended and restated on March 26, 2018 and April 17, 2018 (the “Purchase Agreement”), by and among the Company, Priority Investment Holdings, LLC (“PIH”) and Priority Incentive Equity Holdings, LLC (“PIEH” and, together with PIH, the “Sellers”), including the initial consideration paid to the Sellers and the earn-out consideration.	5,502,341	300	0
Approve the amendment of the certificate of incorporation of the Company (the “Current Certificate of Incorporation”) to increase the number of authorized shares of common stock and preferred stock.	5,430,910	66,983	853
Approve the amendment of the Current Certificate of Incorporation to provide for declassification of the board of directors into one class.	5,497,563	1,183	0
Approve the amendment of the Current Certificate of Incorporation to change the stockholder vote required to approve a further amendment thereof.	5,431,763	66,983	0
Approve the amendment of the Current Certificate of Incorporation to elect not to be governed by Section 203 of the Delaware General Corporation Law (the “DGCL”) and, instead, include a provision in the Company’s certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes the Sellers, certain affiliates and each of their respective transferees from the definition of “interested stockholder,” and to make certain related changes.	5,431,763	66,983	0
Approve certain other changes to the Current Certificate of Incorporation, including eliminating certain provisions specific to the Company’s status as a special purpose acquisition company.	5,431,763	66,983	0
Approve the 2018 Equity Incentive Plan, including the authorization of the initial share reserve under the 2018 Equity Incentive Plan.	5,431,763	66,983	0
Approve the Earnout Incentive Plan.	5,431,763	66,983	0
Approve the issuance of more than 20% of the issued and outstanding shares of common stock of the Company pursuant to the terms of the Purchase Agreement, as required by Nasdaq Listing Rules 5635(a) and (d).	5,431,763	66,983	0

As a result of the voting at the Special Meeting, each of the proposals described above was approved by M I’s stockholders. Prior to the Special Meeting, holders of 6,000 shares of M I’s common stock elected to redeem their shares for cash in connection with the closing of the business combination between M I and Priority. At the closing of the business combination between M I and Priority, the amount remaining in trust after redemptions will be $51,841,541.10. M I and Priority anticipate closing the business combination in the coming days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2018

M I ACQUISITIONS, INC.

By:	/s/ Joshua Sason
Name:	Joshua Sason
Title:	Chief Executive Officer